UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

VERANO HOLDINGS CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2025

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 West Hill Street, Suite 400

Chicago, Illinois

(Address of Principal Executive Offices)

60610

(Zip Code)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 6, 2025, Verano Holdings Corp. (the “Company”) issued a press release regarding its upcoming special meeting. A copy of such press release is filed as Exhibit 99.1 to this report.

The information furnished under this item 8.01, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

In connection with the proposed continuance of the Company from the laws of British Columbia, Canada to the laws of the State of Nevada in the United States (“Continuance”), the Company has filed the Meeting Materials with the SEC, including a definitive proxy statement, which was filed with the SEC on September 26, 2025. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THE MEETING MATERIALS (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS RELATING TO THE PROPOSED CONTINUANCE THAT WILL BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CONTINUANCE. Investors and stockholders are able to obtain copies of the Meeting Materials as described in this press release.

Participants in the Solicitation

The Company and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed Continuance. Information about the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2025 Annual Meeting of Stockholders filed with the SEC on April 22, 2025. Stockholders may obtain additional information regarding the interests of such participants by reading the Meeting Materials and other relevant materials regarding the proposed Continuance that may be filed with the SEC or incorporated by reference therein when they become available. Investors should read the Meeting Materials carefully before making any voting or investment decisions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued on October 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2025	VERANO HOLDINGS CORP.

/s/ Laura Kalesnik
Chief Legal Officer,
General Counsel and Secretary

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Exhibit 99.1

Verano Provides Update on the Canadian Postal Strike, the Company’s Special Meeting Materials and Voting Instructions

CHICAGO, October 6, 2025 (GLOBE NEWSWIRE) — Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, is advising shareholders that due to the ongoing Canadian postal strike, the Company’s meeting materials (the “Meeting Materials”) for the Company’s upcoming special meeting to be held on October 27, 2025 at 9:30 a.m. (CDT), may not be delivered to all shareholders prior to the meeting date.

The Meeting Materials may be accessed on the Company’s SEDAR+ profile at www.sedarplus.ca, on its EDGAR profile at www.sec.gov and are also available on its website at https://investors.verano.com/events-presentations/events.

The Company is working to mail the Meeting Materials in the normal course, but due to the postal strike in Canada, there can be no assurance that the Meeting Materials will be delivered to all shareholders’ respective addresses prior to the Meeting.

In light of the Canadian postal strike, shareholders should cast their vote online and not send their proxy by mail. In the event a shareholder received the Meeting Materials and mailed their vote, the Company asks that shareholders recast their votes online to ensure their voting instructions are received in a timely manner. Notwithstanding the proxy cut-off time stated in the Meeting Materials, the Company will accept votes submitted by proxy until at least 9:30 a.m. Central Time on October 24, 2025. Beneficial shareholders should submit their votes at least 24 hours before the proxy cut-off time.

Registered shareholders, who are shareholders holding their shares directly of record, may request a control number or receive assistance to vote their shares at the Meeting by utilizing the “Chat with Odyssey Trust” function at https://odysseytrust.com/contact/ or by contacting Odyssey Trust Company at 1-888-290-1175 (toll-free in North America) or at 1-587-885-0960 (direct from outside of North America).

Beneficial shareholders, who are shareholders holding their shares through a brokerage firm or other intermediary, and who have not received their voting instructions should contact their intermediary to request instructions for the Meeting. Beneficial shareholders should submit their votes at least 24 hours before the proxy cut-off time.

Further, as set forth in the Meeting Materials, each registered shareholder has the right to dissent in respect of the proposal to be voted on at the special meeting to approve the plan of arrangement described in the Meeting Materials. Dissent rights may be exercised in accordance with the provisions of sections 237 to 247 of the Business Corporations Act (British Columbia), as may be modified and supplemented by the plan of arrangement, the interim order and a final order made by the court approving the plan of arrangement. To exercise dissent rights, a written notice of dissent must be received by the Company in care of Fasken Martineau DuMoulin LLP, at 2900 – 550 Burrard St. Vancouver, BC V6C 0A3, Canada, to the attention of Mark Pontin by 9:30 a.m. (PDT) on October 23, 2025 or if the Meeting is postponed or adjourned, two business days before the date to which the Meeting is postponed or adjourned.

About Verano

Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNOF), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographic scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plant progress and the bold exploration of cannabis. Verano provides a superior cannabis shopping experience in medical and adult use markets under the Zen Leaf™ and MÜV™ dispensary banners, including Cabbage Club™, an innovative annual membership program offering exclusive benefits for cannabis consumers. Verano produces a comprehensive suite of high-quality, regulated cannabis products sold under its diverse portfolio of trusted consumer brands including Verano™, (the) Essence™, MÜV™, Savvy™, BITS™, Encore™, and Avexia™. Verano’s active operations span 13 U.S. states, comprised of 15 production facilities with over 1.1 million square feet of cultivation capacity. Learn more at Verano.com.

Media:

Verano

Steve Mazeika

VP, Communications

Steve.Mazeika@verano.com

Investors:

Investors@verano.com

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans, strategies, or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects,” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases, or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2024 and any subsequent quarterly reports on Form 10-Q, in each case, filed with the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

Additional Information and Where to Find It

In connection with the proposed continuance of the Company from the laws of British Columbia, Canada to the laws of the State of Nevada in the United States (“Continuance”), the Company has filed the Meeting Materials with the SEC, including a definitive proxy statement, which was filed with the SEC on September 26, 2025. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THE MEETING MATERIALS (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS RELATING TO THE PROPOSED CONTINUANCE THAT WILL BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CONTINUANCE. Investors and stockholders are able to obtain copies of the Meeting Materials as described in this press release.

Participants in the Solicitation

The Company and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed Continuance. Information about the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2025 Annual Meeting of Stockholders filed with the SEC on April 22, 2025. Stockholders may obtain additional information regarding the interests of such participants by reading the Meeting Materials and other relevant materials regarding the proposed Continuance that may be filed with the SEC or incorporated by reference therein when they become available. Investors should read the Meeting Materials carefully before making any voting or investment decisions.

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